Capital Disclosures	12 Months Ended
Dec. 31, 2018
Disclosure of additional information [Abstract]
Capital Disclosures
Capital Disclosures
The Company’s objectives when managing capital are to maintain a flexible capital structure, which optimizes the cost of capital at acceptable risk, and to maintain investor, creditor and market confidence to sustain the future development of the business. The Company manages its capital structure and makes adjustments as economic conditions and the risk characteristics of its underlying assets change. The Company considers its capital structure to include shareholders’ equity and debt which was $25.4 billion as at December 31, 2018 (December 31, 2017 – $23.4 billion). To maintain or adjust the capital structure, the Company may, from time to time, issue shares, raise debt and/or adjust its capital spending to manage its current and projected debt levels.
The Company monitors its capital structure and financing requirements using, among other things, non-GAAP financial metrics consisting of debt to capital employed and debt to funds from operations. Debt to capital employed is defined as long-term debt, long-term debt due within one year, and short-term debt divided by capital employed which is equal to long-term debt, long-term debt due within one year, short-term debt and shareholders’ equity. Debt to funds from operations is defined as long-term debt, long-term debt due within one year and short-term debt divided by funds from operations which is equal to cash flow – operating activities plus change in non-cash working capital.
The Company’s objective is to maintain a debt to capital employed target of less than 25 percent and a debt to funds from operations ratio of less than 2.0 times. At December 31, 2018, debt to capital employed was 22.7 percent (December 31, 2017 – 23.2 percent) and debt to funds from operations was 1.4 times (December 31, 2017 – 1.6 times), within the Company’s targets. To facilitate the management of these ratios, the Company prepares annual budgets, which are updated depending on varying factors such as general market conditions and successful capital deployment. The annual budget is approved by the Board of Directors.
The Company’s share capital is not subject to external restrictions; however, the syndicated credit facilities include a debt to capital covenant, calculated as total debt (long-term debt including long-term debt due within one year and short-term debt) and certain adjusting items specified in the agreement divided by total debt, shareholders’ equity and certain adjusting items specified in the agreement. This covenant is used to assess the Company’s financial strength. If the Company does not comply with the covenants under the syndicated credit facilities, there is the risk that repayment could be accelerated. The Company was in compliance with the syndicated credit facility covenants at December 31, 2018, and assessed the risk of non-compliance to be low.
There were no changes in the Company’s approach to capital management from the previous year.